EXHIBIT 10.14

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AND ADMINISTRATION AGREEMENT
THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of April 3, 2018 (the “Second Amendment Closing Date”), is by and among T-MOBILE HANDSET FUNDING LLC (the “Transferor”), as transferor, T-MOBILE FINANCIAL LLC (“Finco”), individually and as servicer, T-MOBILE US, INC. and T-MOBILE USA, INC., jointly and severally as guarantors (collectively, the “Guarantor”), ROYAL BANK OF CANADA, as Administrative Agent (the “Administrative Agent”), and the various Funding Agents party to the RPAA referenced below.
RECITALS:
WHEREAS, the parties hereto have entered into the Second Amended and Restated Receivables Purchase and Administration Agreement, dated as of August 21, 2017 (as amended, supplemented or otherwise modified from time to time, the “RPAA”); and
WHEREAS, the parties hereto wish to amend the RPAA as set forth in this Amendment.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:
ARTICLE 1
DEFINITIONS
Section 1.01    Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the RPAA.
ARTICLE 2

AMENDMENTS
Section 2.01    Amendments to the RPAA.
(a)    Section 1.1 of the RPAA is hereby amended by addition of the following definitions in correct alphabetical order:
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that (a) in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time and (b) in the case of a “group” pursuant to Rule 13d-5(b)(1) of the Exchange Act which group includes one or more Permitted Holders (or one or more Permitted Holders is deemed to share Beneficial Ownership with one or more other persons of any shares of Capital Stock), (i) such “group” shall be deemed not to have Beneficial Ownership of any shares held by such Permitted Holder and (ii) any person (other than such Permitted Holder) that is a member of such group (or sharing such Beneficial Ownership) shall be deemed not to have Beneficial Ownership of any shares held by such Permitted Holder (or in which any such Person shares beneficial ownership). The term “Beneficial Ownership” has a corresponding meaning.
“Board of Directors” means (a) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board; (b) with respect to a partnership, the Board of Directors of the general partner of the partnership; (c) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof; and (d) with respect to any other Person, the board or committee of such Person serving a similar function.
“Capital Stock” means
(a) in the case of a corporation, corporate stock;
(b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;
(c) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests, respectively; and
(d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.
“Change of Control Triggering Event” means the occurrence of a Change of Control:

(a)(i) that is accompanied or followed by a downgrade by one or more gradations (including gradations within ratings categories as well as between ratings categories) or withdrawal of the rating of any series of Senior Notes of TMUSA within the Ratings Decline Period by at least two out of the three Rating Agencies and (ii) the rating of any series of Senior Notes of TMUSA on any day during such Ratings Decline Period is below the rating by each such Rating Agency in effect immediately preceding the first public announcement of the Change of Control (or occurrence thereof if such Change of Control occurs prior to public announcement), provided that in making the relevant decision(s) referred to above to downgrade or withdraw such ratings, as applicable, the relevant Rating Agency announces publicly or confirms in writing during such Ratings Decline Period that such decision(s) resulted, in whole or in part, from the occurrence (or expected occurrence) of such Change of Control or the announcement of the intention to effect such Change of Control; provided, further that no Change of Control Triggering Event shall be deemed to occur if at the time of the applicable downgrade the rating of any series of Senior Notes of TMUSA by at least two out of the three Rating Agencies is investment grade; or

(b) as to which the Administrative Agent has not had the opportunity to complete a satisfactory “know your client” review process; or

(c) which results in TMUS or any of its Affiliates being classified as a Sanctioned Person; or

(d) as to which, at the time of the Change of Control, each of the legal opinions in connection with this Agreement and the Performance Guaranty which were delivered on the 2017 Amendment Closing Date, has not been, upon request, timely re-issued in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
“Conduit Purchaser Rating Agency” shall mean, at any time, any nationally recognized statistical rating organization which assigns a rating to any Conduit Purchaser’s Commercial Paper.
“Permitted Holder” means (i) Deutsche Telekom and (ii) any direct or indirect Subsidiary of Deutsche Telekom.
“Ratings Decline Period” means the period that (i) begins on the earlier of (a) the date of the first public announcement of the occurrence of a Change of Control or of the intention by TMUSA or a shareholder of TMUSA, as applicable, to effect a Change of Control or (b) the occurrence thereof and (ii) ends 90 days following consummation of such Change of Control; provided that such period shall be extended for so long as the rating of the Senior Notes of the applicable series, as noted by the applicable Rating Agency, is under publicly announced consideration for downgrade by the applicable Rating Agency.
“Senior Notes” means the senior unsecured notes issued pursuant to the base indenture, dated as of April 28, 2013, among TMUSA, each of the guarantors party thereto, Deutsche Bank Trust Company Americas, as trustee, as amended, supplemented or otherwise modified from time to time (and any substantially identical notes issued in respect thereof).
“Wholly Owned Subsidiary” means, as to any Person, any other Person all of the Capital Stock of which (other than (a) directors’ qualifying shares and (b) nominal shares issued to foreign nationals to the extent required by applicable Requirement of Law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

(b)    Section 1.1 of the RPAA is hereby amended by amending and restating the following definitions to read as follows:
“Change of Control” means the occurrence of any of the following: (a) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of TMUSA and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d) of the Exchange Act) other than any such disposition to a Subsidiary or a Permitted Holder; (b) the adoption of a plan relating to the liquidation or dissolution of TMUSA; (c) the consummation of any transaction (including any merger or consolidation), the result of which is that any “person” (as defined above), other than a Permitted Holder, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Shares of TMUS (or its successor by merger, consolidation or purchase of all or substantially all of its assets or its equity), measured by voting power rather than number of shares; or (d) TMUSA ceases to be a direct or indirect Wholly Owned Subsidiary of TMUS.
“ERISA Group” shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Guarantors, are treated as a single employer under Section 414 of the Code.
“Guarantor” means TMUS and TMUSA, jointly and severally, and in the future, any other Person acting as guarantor pursuant to a Performance Guaranty.
“Performance Guaranty” shall mean the Performance Guaranty dated as of April 3, 2018 provided by each Guarantor to the Administrative Agent for the benefit of the guaranteed parties named therein, as amended, restated, supplemented or otherwise modified from time to time.
“Rating Agency” means each of Moody’s, S&P, Fitch and, if any of Moody’s, S&P or Fitch ceases to exist or ceases to rate the Senior Notes for reasons outside of the control of TMUSA, any other nationally recognized statistical rating organization selected by TMUSA as a replacement agency.
“Subsidiary” means, with respect to any specified Person (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (ii) any partnership (A) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (B) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).
“Voting Shares” means, with respect to any specified Person as of any date, the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.
(c)    Section 1.1 of the RPAA is hereby amended by replacing the references to “the Guarantor” with “TMUS” in the definitions of “Consolidated Debt,” “Consolidated EBITDA,” “Consolidated Net Income,” “Consolidated Shareholders’ Equity,” and “Consolidated Total Assets.”
(d)    Section 3.4 of the RPAA is hereby amended by amendment and restatement of the lead-in sentence as follows:
“Each of TMUS and TMUSA represents and warrants to the Owners, the Funding Agents and the Administrative Agent that, (x) with respect to TMUS, as of the Original Closing Date, as of the 2016 Amendment Closing Date, and as of the 2017 Amendment Closing Date and, (y) with respect to each of TMUS and TMUSA, as of the Second Amendment Closing Date and as of each Addition Date:”
(e)    Sections 3.4(h), 3.8(b) and 3.8(c) of the RPAA are hereby amended by replacing the references to “the Guarantor” contained therein with “TMUS.”
(f)    Sections 3.9(a), 9.2(a) and 9.8(a) of the RPAA are hereby amended by replacing the references to “Rating Agency” contained therein with “Conduit Purchaser Rating Agency”.
(g)    Section 7.3(j) of the RPAA is hereby amended by amendment and restatement of such clause as follows:
“(j)    a Change of Control Triggering Event shall have occurred;”
(h)    Sections 7.3(n) and 7.3(p) of the RPAA are hereby amended by replacing the references to “the Guarantor” contained therein with “either Guarantor”.
ARTICLE 3
EFFECTIVENESS; RATIFICATION
Section 3.01    Effectiveness. This Amendment shall become effective, and this Amendment thereafter shall be binding on the parties hereto and their respective successors and assigns, as of the date first set forth above upon the following:
(a)    receipt by the Administrative Agent and each Funding Agent of the documents specified in Section 4.1(a) of the RPAA with respect to TMUSA;

(b)    receipt by the Administrative Agent and each Funding Agent of an executed copy of the Performance Guaranty dated as of the Second Amendment Closing Date; and
(c)    the execution and delivery of counterparts by the parties hereto.
Section 3.02    Incorporation; Ratification.
(a)    On and after the execution and delivery hereof, this Amendment shall be a part of the RPAA and each reference in the RPAA to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the RPAA shall mean and be a reference to such RPAA as previously amended, and as amended, modified and consented to hereby.
(b)    Except as expressly provided herein, the RPAA shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
(c)    After giving effect to this Amendment, (i) TMUSA is added as a Guarantor, jointly and severally, with TMUS in the RPAA, (ii) the Performance Guaranty is and shall continue to be in full force and effect, and (iii) unless otherwise specified in this Amendment, each reference to “Guarantor” in the RPAA shall mean a reference to each of TMUS and TMUSA, severally as a Guarantor, and jointly, as the Guarantor, as the context may require.
ARTICLE 4
MISCELLANEOUS
Section 4.01    Representations and Warranties.
(a)    The Transferor hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 of the RPAA are true and correct in all material respects as of the date hereof.
(b)    Finco hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 and Section 3.3 of the RPAA are true and correct in all material respects as of the date hereof.
(c)    Each of TMUS and TMUSA hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.4 of the RPAA are true and correct in all material respects as of the date hereof.
Section 4.02    No Other Amendments; Status of RPAA and Related Documents. The amendments set forth herein are limited as specified and shall not be construed as an amendment to any other term or provision of the RPAA. Nothing herein shall obligate the Administrative Agent, any Conduit Purchaser, Committed Purchaser or Funding Agent to grant (or consent to) any future amendment or waiver of any kind under or in connection with the RPAA or entitle the Transferor to receive any such amendment or waiver under the RPAA. Except as otherwise expressly provided herein, this Amendment shall not constitute a waiver of any right, power or remedy of the Owners, the Funding Agents or the Administrative Agent set forth in the RPAA and

Related Documents, and except as expressly provided herein, this Amendment shall have no effect on any term or condition of the RPAA or Related Documents.
Section 4.03    Governing Law; Submission to Jurisdiction. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS.
Section 4.04    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing such counterpart.
[signatures on following page]

IN WITNESS WHEREOF, each of the parties hereto have caused a counterpart of this Amendment to be duly executed as of the date first above written.

T-MOBILE HANDSET FUNDING LLC
as Transferor

By:	/s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Senior Vice President, Treasury & Treasurer

T-MOBILE FINANCIAL LLC
In its individual capacity and as Servicer

By:	/s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Assistant Treasurer

T-MOBILE US, INC.
as Guarantor

By:	/s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Senior Vice President, Treasury & Treasurer

T-MOBILE USA, INC.
as Guarantor

By:	/s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Senior Vice President, Treasury & Treasurer

[Signature Page to Second Amendment to 2nd A&R RPAA]

ROYAL BANK OF CANADA
as Administrative Agent

By:	/s/ Edward V. Westerman
Name: Edward V. Westerman
Title: Authorized Signatory

By:	/s/ Stephen A. Kuklinski
Name: Stephen A. Kuklinski
Title: Authorized Signatory

ROYAL BANK OF CANADA
as a Funding Agent

By:	/s/ Edward V. Westerman
Name: Edward V. Westerman
Title: Authorized Signatory

By:	/s/ Stephen A. Kuklinski
Name: Stephen A. Kuklinski
Title: Authorized Signatory

[Signature Page to Second Amendment to 2nd A&R RPAA]

LANDESBANK HESSEN-THÜRINGEN
GIROZENTRALE,
as a Funding Agent

By:	/s/ Bjoern Mollner
Name: Bjoern Mollner
Title: SVP

By:	/s/ Daniel Geflitter
Name: Daniel Geflitter
Title: Associate

[Signature Page to Second Amendment to 2nd A&R RPAA]

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-
MITSUBISHI UFJ, LTD.,
as a Funding Agent

By:	/s/ Luna Mills
Name: Luna Mills
Title: Managing Director

[Signature Page to Second Amendment to 2nd A&R RPAA]

BNP PARIBAS,
as a Funding Agent

By:	/s/ Mary Dierdorff
Name: Mary Dierdorff
Title: Managing Director

By:	/s/ Khoi-Anh Berger-Luong
Name: Khoi-Anh Berger-Luong
Title: Managing Director

[Signature Page to Second Amendment to 2nd A&R RPAA]